SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               September 22, 2003
                                 Date of Report
                        (Date of earliest event reported)

                                 AUTOZONE, INC.
             (Exact name of registrant as specified in its charter)


           Nevada                       1-10714                62-1482048
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)

                             123 South Front Street
                            Memphis, Tennessee 38103
               (Address of principal executive offices) (Zip Code)

                                 (901) 495-6500
               Registrant's telephone number, including area code

                                (not applicable)
               Former name, former address and former fiscal year,
                         if changed since last report.

Item 7. Financial Statements and Exhibits

      (c) Exhibits

            99.1  Press Release dated September 22, 2003.

Item 12. Results of Operations and Financial Condition

      On September 22, 2003, the Company issued a press release announcing its earnings for the fiscal year ended August 30, 2003, which is attached hereto as
Exhibit 99.1.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               AUTOZONE, INC.

                               By: /s/ Michael G. Archbold
                               -------------------------------------------------
                               Michael G. Archbold
                               Senior Vice President and Chief Financial Officer Customer Satisfaction

Dated: September 22, 2003

                                  EXHIBIT INDEX

99.1     Press Release dated September 22, 2003


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